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                                                                EXHIBIT 10.21(a)
                   FIRST AMENDMENT TO CONSULTING AGREEMENT


         This First Amendment ("Amendment"), to the Consulting Agreement ("Agreement") entered into by and between Infonet Services Corporation, a Delaware corporation ("Company") and Ernest U. Gambaro, an individual ("Consultant") collectively, referred to herein as the "Parties", is executed on and is effective as of December 7, 2001.

         The Agreement is amended as follows:

 1. Article III, Section 3.1  Term and Expiration of Agreement
    ------------------------  --------------------------------

         The Initial Term of the Agreement, as defined therein, shall be increased by an additional period of 36 months.

 2. Attachment A
    ------------

         An additional task is added to the list of Services described therein:

                  Perform services for the Company in connection with the establishment, development and maintenance of relationships with various government agencies.

         The Parties to this Amendment evidence their agreement to and adoption of the provisions hereof by executing this Agreement as set forth below.





Infonet Services Corporation                                Ernest U. Gambaro


BY  /s/ Jose A. Collazo                               /s/ Ernest U. Gambaro
  -------------------------------                     --------------------------
        Jose A. Collazo
        Chief Executive Office
        and President